Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

 PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Shuttle Pharmaceuticals, Inc., a Maryland corporation (the “Company”) on Form 10-Q for the quarter ended September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anatoly Dritschilo, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 20, 2017	SHUTTLE PHARMACEUTICALS, INC.

	By:	/s/ Anatoly Dritschilo
Anatoly Dritschilo, Chief Executive Officer
(Principal Executive Officer)